UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2008
COMMUNITY BANCORP
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-51044 (Commission File Number)	01-0668846 (IRS Employer Identification No.)

400 South 4th Street, Suite 215, Las Vegas, Nevada (Address of principal executive offices)		89101 (Zip Code)
Registrant’s telephone number, including area code: (702) 878-0700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events
Item 8.01 Other Events.
On April 15, 2008, Community Bancorp (NASDAQ: CBON), parent company of Community Bank of Nevada and Community Bank of Arizona, announced the company will host an investor conference call at 11:30 a.m. EDT (8:30 a.m. PDT) on Tuesday, April 22, 2008, to review the financial results for its 2008 first quarter ended March 31, 2008.
The call will be open to all interested investors through a live, listen-only audio Web broadcast via the Internet at www.communitybanknv.com/conference. For those who are not available to listen to the live broadcast, the call will be archived for 90 days.
A copy of the press release announcing the call is attached to this 8-K as Exhibit 99.1.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit
Number	Description
99.1	Press release dated April 15, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY BANCORP

(Registrant)

Date:	April 15, 2008

/s/Edward M. Jamison

Edward M. Jamison, President, Chief Executive Officer and Chairman of the Board

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release dated April 15, 2008